Exhibit 99.1

Presentation Materials for Investors

May 2015

Disclaimer

[] This presentation includes certain "forward- looking statements" within the meaning of The U. S.
Private Securities Litigation Reform Act of 1995.

[] These statements are based on current expectations and currently available information.

[] Actual results may differ materially from these expectations due to certain risks, uncertainties and other important factors, including the risk factors set forth in the most recent annual and periodic reports of Toyota Motor
Corporation and Toyota Motor Credit Corporation.

[] We do not undertake to update the forward-looking  statements to reflect actual results or changes in the factors affecting the forward-looking statements.

[] This presentation does not constitute an offer to sell or a solicitation of an offer to purchase any securities.  Any offer or sale of securities will be made only by means of a prospectus and related documentation.

[] Investors and others should note that we announce material financial information using the investor relations section of our corporate website
(http://www.  toyotafinancial. com) and SEC filings.  We use these channels, press releases, as well as social media to communicate with our investors, customers and the general public about our company, our services and other issues.  While not all of the information that we post on social media is of a material nature, some information could be material.  Therefore, we encourage investors, the media, and others interested in our company to review the information we post on the Toyota Motor Credit Corporation Twitter Feed
(http://www.  twitter. com/toyotafinancial). We may update our social media channels from time to time on the investor relations section of our corporate website.

Disclaimer

This presentation includes certain "forward-looking statements" within the meaning of The U.S. Private Securities Litigation Reform Act of 1995. These
statements are based on current expectations and currently available information.

Actual results may differ materially from these expectations due to certain risks, uncertainties and other important factors, including the risk factors set forth in the most recent annual and periodic reports of Toyota Motor
Corporation and Toyota Motor Credit Corporation.

We do not undertake to update the forward-looking statements to reflect actual results or changes in the factors affecting the forward-looking statements.

This presentation does not constitute or form part of and should not be construed as, an offer to sell or issue or the solicitation of an offer to purchase or subscribe for securities of TMCC in any jurisdiction or an inducement to enter into investment activity in any jurisdiction. Neither this presentation nor any part thereof, nor the fact of its distribution, shall form the basis of, or be relied on in connection with, any contract or commitment or investment decision whatsoever. Any offer or sale of securities by TMCC will be made only by means of a prospectus and related documentation.

Investors and prospective investors in securities of TMCC are required to make their own independent investigation and appraisal of the business and financial condition of TMCC and the nature of its securities. This presentation does not constitute a recommendation regarding securities of TMCC. Any prospective purchaser of securities in TMCC is recommended to seek its own independent financial advice.

This presentation is made to and directed only at (i) persons outside the
United Kingdom, or (ii) qualified investors or investment professionals falling within Article 19(5) and Article 49(2)(a) to (d) of the Financial Services and
Markets Act 2000 (Financial Promotion) Order 2005 (the "Order"), or (iii) high net worth individuals, and other persons to whom it may lawfully be communicated, falling within Article 49(2)(a) to (d) of the Order, and (iv)
persons who are "qualified investors" within the meaning of Article 2(1)(e) of the Prospectus Directive (Directive 2003/71/EC) as amended (such persons collectively being referred to as "Relevant Persons"). This presentation must not be acted or relied on by persons who are not Relevant Persons. Any investment or investment activity to which this presentation relates is available only to Relevant Persons and will be engaged in only with Relevant
Persons.

This presentation is an advertisement and not a prospectus and investors should not subscribe for or purchase any securities of TMCC referred to in this presentation or otherwise except on the basis of information in the base prospectus of Toyota Motor Finance (Netherlands) B.V., Toyota Credit Canada
Inc., Toyota Finance Australia Limited and Toyota Motor Credit Corporation
dated 12 September 2014 as supplemented from time to time together with the applicable final terms which are or will be, as applicable, available on the website of the London Stock Exchange plc at
www.londonstockexchange.com/exchange/news/market-news/market-news-home.html.

Investors and others should note that we announce material financial information using the investor relations section of our corporate website
(http://www.toyotafinancial.com) and SEC filings. We use these channels, press releases, as well as social media to communicate with our investors, customers and the general public about our company, our services and other issues. While not all of the information that we post on social media is of a material nature, some information could be material. Therefore, we encourage investors, the media, and others interested in our company to review the information we post on the Toyota Motor Credit Corporation Twitter Feed
(http://www.twitter.com/toyotafinancial). We may update our social media channels from time to time on the investor relations section of our corporate website.

Toyota's Global Businesses

TMC Consolidated Financial Results

Net Revenu
Operating
Net Incom

Source: TMC FY2013, FY2014 and FY2015 Financial Summary

Liabilities
Sharehol
Total Liabi

Source: TMC FY2013, FY2014 and FY2015 Financial Summary

Toyota Across the United States

Operations Overview

Toyota Motor Sales, USA

- TMS sold 2.37 million vehicles in 2014; the highest sales volume since 2007 and up 6.2% from 2013
  - Toyota division is the #1 US retail brand in 2014
  - Camry was the best-selling passenger car in America for the 13th consecutive year
- Industry-leading investment in next-generation technologies in power-train, safety and production
  - TMS has one of the most fuel-efficient line-ups of any full-line OEM
  - Over 2.4 million hybrids sold in the US and over 7.1 million worldwide(1)
  - 12 hybrid models (2) and 1 plug-in model across the TMS line-up
  - Mirai is Toyota's first mass-produced hydrogen fuel cell vehicle
- For 2015, TMS will launch 12 new or refreshed models. Recent and upcoming vehicle launches:

- Mirai (FCV)	- Tacoma	- Lexus NX
- Scion iM	- Avalon	- Lexus RX
- Scion Azteca	- RAV4	- Lexus RC

(1) As of November 2014
(2) Includes cars and light trucks

Source: TMS Reports

8

Toyota Motor Sales, USA (2)

Quality, dependability, safety and product appeal remain high as reflected by numerous 3(rd) party accolades

Toyota Motor Sales, USA (3)

RAV4 Hybrid

Toyota Mirai (FCV)

Scion iM

Lexus LF-C2

Lexus RX350 F Sport

Lexus RC F

Toyota Motor Sales, USA (5)

Toyota Financial Services

TFS Group Global Presence

Toyota Motor Credit Corporation (TMCC)

Toyota Motor Corporation (TMC)

Toyota Financial Services Corporation (TFSC)

Toyota Motor Credit Corporation (TMCC)

Over 4.2 million active finance contracts (1)

AA-(2)/Aa3(2) rated captive finance company by SandP / Moody's

Credit support agreement structure with TFSC/TMC(3)

(1) As of March 2015 (2) Outlook stable
(3) The Credit Support Agreements do not apply to securitization transactions

TMCC Products and Services (1)

Consumer Finance

Retail Lease

Dealer Finance

Wholesale Real Estate Working Capital Revolving Credit Lines

Insurance

Service Agreements Prepaid Maintenance Guaranteed Auto Protection Excess Wear and
Use Tire and Wheel

(1) In December 2014, TMCC entered into an agreement for the sale of certain assets relating to its commercial finance business to a newly-formed subsidiary of Toyota Industries Corporation, which forms part of the group of companies known as the Toyota Group. The closing date of the transaction has not yet been determined, as it is subject to several closing conditions that have not yet been satisfied. The assets expected to be sold represent approximately $964 million of finance receivables, net and $905 million of investments in operating leases, net as of December 31, 2014.

Source: TMCC December 31, 2014 10-Q

Extensive Field Organization

Decentralized dealer and field support Centralized servicing and collections
(circled)

Recent TMCC Business Highlights

In excess of $10.6 billion pre-tax income over the past 5 years(1) TFS is the top U.S. auto lender in all new vehicles(2) Strong market share continues to drive solid financing revenues and sales support Low net charge-off ratio driven by prudent underwriting standards and proactive servicing practices High insurance penetration and growing insurance volume

(1) For the five year period from FY10 through FY14; $1.679mm + $3.003mm +
$2.423mm + $2.155mm + $1.354mm = $10,614mm

(2) Source: AutoCount as of March 2015

TMCC Earning Asset Composition

Managed Assets
(USD billions)

Lease Retail Sold (ABS) Wholesale and Other

Source: TMCC March 31, 2011 10-K, March 31, 2012 10-K , March 31, 2013 10-K ,
March 31, 2014 10-K and December 31, 2014 10-Q

TMCC Financial Performance - Select Data

Net Financing
Net Income

Source: TMCC March 31, 201 4 10-K and TMCC December 31, 2014 10-Q

Origination Characte 40%

*As of March31, 2015 Source: Company Reports

APR Distribution

Weighted 660 8 Average

Weighted Average Original Term

New vs. Used

Credit Decisioning and Collections

Recent consistent, conservative underwriting standards have produced low levels of delinquencies and credit losses

-- Identification and minimization of least desirable segments

-- Ongoing focus on Toyota and Lexus business

Optimization of collections strategy and staff supports loss mitigation while enabling portfolio growth

-- Emphasis on early intervention

-- Reinforcement of strong compliance management system

(1) Delinquency is 30+ day delinquencies as a percentage of retail receivables outstanding

(2) Credit loss is annual net credit loss as a percentage of retail receivables outstanding

TMCC Funding Programs

Exceptional Liquidity

A-1+/P-1 rated direct commercial paper program $21.1 billion committed credit facilities(1) $6.6 billion short-term liquidity investment portfolio(2)

Over $60 billion in readily salable consumer retail loan and lease receivables
Access to various domestic and international markets Billions of additional capacity in global benchmark markets Extensive inter-company lending infrastructure Credit support agreements: TMCC []TFSC [] TMC

(1) As of December 31, 2014
(2) Average balance for quarter ended December 31, 2014
Source: TMCC December 31, 2014 10-Q

TMCC Funding Program Objectives

TMCC is committed to:

-- Maintaining funding diversity and exceptional liquidity

-- Issuing into strong demand with attractive deals

-- Identifying and developing new markets and investor relationships

-- Responding quickly to opportunities with best-in-class execution

-- Managing our business and stakeholder relationships with a long-term view

New Funding Vehicles

Auto industry's first ever Green Bond ABS

Diversity and Inclusion (DandI) bond syndicates led by diversity firms
Competitive, innovative and socially responsible

TMCC FY15 Funding Overview

$25.7 billion of long term debt funded in FY2015

$18.2 billion in unsecured debt $7.5 billion in secured debt (net of amount retained)

-- $2.6 billion comprised of public term secured funding (net of amount retained)

Source: Company Reports

Diversification in Debt Offerings

TMCC Long Term Debt Outstanding (USD millions)

By Deal Type

By Currency

As of March 31, 2015
Source: Company Reports

Funding Flexibility And Responsiveness

Diversification Across USD Curve (1)

(1) Unsecured U.S. MTN issuance, excluding Structured Notes and Retail Notes
Percentages may not add to 100% due to rounding As of March 31, 2015
Source: Company Reports

Key Investment Highlights

Financial strength supported by strong credit ratings Transparent business model with exceptional liquidity Rational funding programs with long term perspective

-- Diversification in bond offerings

-- Focus on proactively meeting needs of market

  -- Strong emphasis placed on flexibility and responsiveness Industry-leading in:

-- Liquidity management framework

-- Balance sheet strength

-- Business model resiliency